Exhibit 4.5

Execution Version

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

September 7, 2016

Reference is hereby made to the Registration Rights Agreement, dated as of June 1, 2016 (the “Registration Rights Agreement”), by and among DIAMOND 1 FINANCE CORPORATION, a Delaware corporation (“Finco 1”), DIAMOND 2 FINANCE CORPORATION, a Delaware corporation (together with Finco 1, the “Fincos”), and the Representatives on behalf of the several Initial Purchasers concerning registration rights relating to the Fincos’ (i) $3,750,000,000 aggregate principal amount of their 3.480% First Lien Notes due 2019 (the “2019 Notes”), (ii) $4,500,000,000 aggregate principal amount of their 4.420% First Lien Notes due 2021 (the “2021 Notes”), (iii) $3,750,000,000 aggregate principal amount of their 5.450% First Lien Notes due 2023 (the “2023 Notes”), (iv) $4,500,000,000 aggregate principal amount of their 6.020% First Lien Notes due 2026 (the “2026 Notes”), (v) $1,500,000,000 aggregate principal amount of their 8.100% First Lien Notes due 2036 (the “2036 Notes”) and (vi) $2,000,000,000 aggregate principal amount of their 8.350% First Lien Notes due 2046 (the “2046 Notes” and, together with the 2019 Notes, the 2021 Notes, the 2023 Notes, the 2026 Notes and the 2036 Notes, the “Notes”). Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

1. Joinder of the Issuers. Each of Dell International L.L.C., a Delaware corporation (“Dell International”), and EMC Corporation, a Massachusetts corporation (“EMC”), hereby acknowledges that it has received a copy of the Registration Rights Agreement and absolutely, unconditionally and irrevocably acknowledges and agrees with the Initial Purchasers that by its execution and delivery hereof it shall (i) join and become a party to the Registration Rights Agreement and be deemed to be an Issuer under the Registration Rights Agreement; (ii) be bound by all covenants, agreements and acknowledgements applicable to such party as set forth in and in accordance with the terms of the Registration Rights Agreement; and (iii) perform all obligations and duties as required of it as an Issuer in accordance with the Registration Rights Agreement.

2. Joinder of the Guarantors. Each of the undersigned (other than Dell International and EMC) hereby acknowledges that it has received a copy of the Registration Rights Agreement and absolutely, unconditionally and irrevocably acknowledges and agrees with the Initial Purchasers that by its execution and delivery hereof it shall (i) join and become a party to the Registration Rights Agreement and be deemed to be a Guarantor under the Registration Rights Agreement; (ii) be bound by all covenants, agreements and acknowledgements applicable to such party as set forth in and in accordance with the terms of the Registration Rights Agreement; and (iii) perform all obligations and duties as required of it as a Guarantor in accordance with the Registration Rights Agreement.

3. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT.

4. Counterparts. This Joinder Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

DELL INTERNATIONAL L.L.C.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

EMC CORPORATION

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Senior Vice President and Assistant Secretary

DELL TECHNOLOGIES INC.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

DENALI INTERMEDIATE INC.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

DELL INC.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

[Signature page to Joinder to Registration Rights Agreement]

AELITA SOFTWARE CORPORATION
ASAP SOFTWARE EXPRESS, INC.
AVENTAIL LLC
BAKBONE SOFTWARE INC.
CREDANT TECHNOLOGIES INTERNATIONAL, INC.
CREDANT TECHNOLOGIES, INC.
DELL AMERICA LATINA CORP.
DELL COLOMBIA INC.
DELL COMPUTER HOLDINGS L.P.
DELL DFS CORPORATION
DELL FEDERAL SYSTEMS CORPORATION
DELL FEDERAL SYSTEMS GP L.L.C.
DELL FEDERAL SYSTEMS L.P.
DELL FEDERAL SYSTEMS LP L.L.C.
DELL GLOBAL HOLDINGS L.L.C.
DELL MARKETING CORPORATION
DELL MARKETING GP L.L.C.
DELL MARKETING L.P.
DELL MARKETING LP L.L.C.
DELL PRODUCTS CORPORATION
DELL PRODUCTS GP L.L.C.
DELL PRODUCTS L.P.
DELL PRODUCTS LP L.L.C.
DELL RECEIVABLES CORPORATION
DELL RECEIVABLES GP L.L.C.
DELL RECEIVABLES L.P.
DELL RECEIVABLES LP L.L.C.
DELL REVOLVER FUNDING L.L.C.
DELL SOFTWARE INC.
DELL SYSTEMS CORPORATION
DELL USA CORPORATION
DELL USA GP L.L.C.
DELL USA L.P.
DELL USA LP L.L.C.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

[Signature page to Joinder to Registration Rights Agreement]

DELL WORLD TRADE CORPORATION
DELL WORLD TRADE GP L.L.C.
DELL WORLD TRADE L.P.
DELL WORLD TRADE LP L.L.C.
DENALI FINANCE CORP.
ENSTRATIUS, INC.
FORCE10 NETWORKS GLOBAL, INC.
FORCE10 NETWORKS INTERNATIONAL, INC.
FORCE10 NETWORKS, INC.
LICENSE TECHNOLOGIES GROUP, INC.
PRSM CORPORATION
PSC GP CORPORATION
PSC HEALTHCARE SOFTWARE, INC.
PSC LP CORPORATION
PSC MANAGEMENT LIMITED PARTNERSHIP
QUEST HOLDING COMPANY, LLC
QUEST SOFTWARE PUBLIC SECTOR, INC.
SCRIPTLOGIC CORPORATION
STATSOFT, INC.
STATSOFT HOLDINGS, INC.
WYSE TECHNOLOGY L.L.C.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

[Signature page to Joinder to Registration Rights Agreement]

CONFIGURESOFT INTERNATIONAL HOLDINGS, INC.
DATA GENERAL INTERNATIONAL, INC.
EMC INVESTMENT CORPORATION
EMC PUERTO RICO, INC.
EVOLUTIONARY CORPORATION
IOMEGA LATIN AMERICA, INC.
MOZY, INC.
WOODLAND STREET PARTNERS, INC.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Senior Vice President and Assistant Secretary

[Signature page to Joinder to Registration Rights Agreement]

DCC EXECUTIVE SECURITY INC.
DELL PRODUCT AND PROCESS INNOVATION SERVICES CORP.
DELL PROTECTIVE SERVICES INC.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Secretary

[Signature page to Joinder to Registration Rights Agreement]

DELL REVOLVER COMPANY L.P.

By:	DELL REVOLVER GP L.L.C., its General Partner

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Vice President and Assistant Secretary

[Signature page to Joinder to Registration Rights Agreement]

DELL REVOLVER GP L.L.C.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

[Signature page to Joinder to Registration Rights Agreement]

900 WEST PARK DRIVE LLC
EMC CLOUD SERVICES LLC
EMC SOUTH STREET INVESTMENTS LLC
FLANDERS ROAD HOLDINGS LLC
IOMEGA LLC
IWAVE SOFTWARE, LLC
MAGINATICS LLC
NBT INVESTMENT PARTNERS LLC
NEWFOUND INVESTMENT PARTNERS LLC
SCALEIO LLC

By:	EMC CORPORATION, its Member

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Senior Vice President and Assistant Secretary

[Signature page to Joinder to Registration Rights Agreement]

SPANNING CLOUD APPS LLC

By:	MOZY, INC., its Member

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Senior Vice President and Assistant Secretary

[Signature page to Joinder to Registration Rights Agreement]

EMC IP HOLDING COMPANY LLC

By:	DENALI INTERMEDIATE INC., its Member

By:	/s/ Janet B. Wright
	Name:	Janet B. Wright
	Title:	Vice President and Assistant Secretary

[Signature page to Joinder to Registration Rights Agreement]

DELL FINANCIAL SERVICES L.L.C.

By:	/s/ Tyler Johnson
Name:	Tyler Johnson
Title:	Vice President and Treasurer

[Signature page to Joinder to Registration Rights Agreement]

DELL SERVICES FEDERAL GOVERNMENT, INC.
DELL SYSTEMS COMMUNICATIONS SERVICES, INC.

By:	/s/ George C. Newstrom
Name:	George C. Newstrom
Title:	President

[Signature page to Joinder to Registration Rights Agreement]

TRANSACTION APPLICATIONS GROUP, INC.

By:	/s/ Rohit Puri
Name:	Rohit Puri
Title:	President

[Signature page to Joinder to Registration Rights Agreement]

The foregoing Joinder Agreement is hereby confirmed and accepted as of the date first above written.

J.P. MORGAN SECURITIES LLC
CREDIT SUISSE SECURITIES (USA) LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
BARCLAYS CAPITAL INC.
CITIGROUP GLOBAL MARKETS INC.
GOLDMAN, SACHS & CO.
DEUTSCHE BANK SECURITIES INC.
RBC CAPITAL MARKETS, LLC

By	J.P. MORGAN SECURITIES LLC,
as Authorized Representative

By:	/s/ Som Bhattacharyya
	Name:	Som Bhattacharyya
	Title:	Vice President

By	CREDIT SUISSE SECURITIES (USA) LLC,
as Authorized Representative

By:	/s/ Bob McMinn
	Name:	Bob McMinn
	Title:	Managing Director

By	MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED,
as Authorized Representative

By:	/s/ Keith Harman
	Name:	Keith Harman
	Title:	Managing Director

By	BARCLAYS CAPITAL INC.,
as Authorized Representative

By:	/s/ E. Pete Contrucci III
	Name:	E. Pete Contrucci III
	Title:	Managing Director

[Signature page to Joinder to Registration Rights Agreement]

By	CITIGROUP GLOBAL MARKETS INC.,
as Authorized Representative

By:	/s/ Brian D. Bednarski
	Name:	Brian D. Bednarski
	Title:	Managing Director

By	GOLDMAN, SACHS & CO.,
as Authorized Representative

By:	/s/ Ariel Fox
	Name:	Ariel Fox
	Title:	Vice President

By	DEUTSCHE BANK SECURITIES INC.,
as Authorized Representative

By:	/s/ John C. McCabe
	Name:	John C. McCabe
	Title:	Managing Director

By:	/s/ John Han
	Name:	John Han
	Title:	Director

By	RBC CAPITAL MARKETS, LLC,
as Authorized Representative

By:	/s/ Scott G. Primrose
	Name:	Scott G. Primrose
	Title:	Authorized Signatory

[Signature page to Joinder to Registration Rights Agreement]